                                                                    EXHBIT 10.40

                                 LEASE AGREEMENT

1.   PARTIES

1.1  THE LESSOR:

Mr. Gustavo Eduardo Bazan, D.N.I. Number 23.328.079, with domicile in Calle
Rivadavia 8348, 23rd floor, Federal Capital, in his situation as LESSOR of the spaces whose location is registered in the respective annexes added to this document, and through the lease agreement that is signed with the proprietors of these spaces. Below it will be called the LESSOR.

1.2  THE LESSEE:

The firm Ituran de Argentina S.A. domiciled in Marcelo T. Alvear St. 925, 5th floor B, Federal Capital, represented by Mr. Avi Anais, Israeli passport No.
9,027,867, in his position as President of the firm. In what follows, he is called the LESSEE. The signers declare under oath that the authorization to sign this document in representation that is invoked, and the authenticity and term of the instruments that guarantee it, copies of which are added to this document.

2.   PURPOSE:

2.1 THE LESSOR delivers in lease to THE LESSEE, for installing irradiating systems and radio-electric equipment, the spaces located in the terraces of the buildings registered in the attached annexes. They are governed by the terms and conditions that are detailed below: Space requirements to be provided by THE
LESSOR:

a) A space in the Shelter that is property of THE LESSOR (the Space in what follows), that is necessary to lodge the items mentioned in each one of the annexes.

b) A space in the structure of the pole that is the property of THE LESSOR for installing an irradiant system that is property of THE LESSEE. In the spaces,
THE LESSEE will install the following equipment (the Equipment below). The space mentioned in point (a): will be used to locate radio-electric equipment and their accessories according to the details which appear in each annex. The space mentioned in point (b) will be used to install transmitting antennas and

[2 sets of handwritten initials]

and receivers with their respective coaxial cables up to the shelter located no more than 15 meters from the support structure of the antennas according to the details that appear in each annex.

c) At the time of delivery of each building THE LESSOR must deliver a report on the installation in which there figured all the details that THE LESSEE considers necessary.

2.2 Likewise, THE LESSEE will install data and telephone lines and may request
THE LESSOR for the installation, and the Space of the pto (a), of air conditioning equipment intended to maintain the working temperature of the radio-electric equipment installed there within the range specified by THE
LESSEE.

2.3 THE LESSOR expressly declares to be authorized to sublet to THE LESSEE the spaces mentioned in the various annexes, and to allow the installation of support structures of antennas, shelter, radio-electric equipment, air conditioning equipment, and data and telephone lines in accordance with the terms of this Agreement.

3 - PERIOD

The period of the term of this agreement will be 5 (five) years in those spaces where THE LESSEE has a period unless it will be guaranteed at least a period of
3 (three) years. The beginning and end of the period of each space will be specified in each annex attached. THE LESSEE is granted the ability to extend for another similar period, after notification made by authentic means with advance notice of no more than thirty days of the expiration of each period.

4 - PRICE

4.1 The price of lease will be entered into the corresponding annexes in relation to each space rented. The price that is stipulated will not include the
VAT, and will be paid for the first 6 (six) months from the 1st to the 10th of each month, after the period mentioned has passed, the price will be paid from the 1st to the 5th of each month in the domicile that is established that THE
LESSEE has established after reception with an advance notice of 5 (five) days in the domicile set by THE LESSEE from the corresponding original invoices.
The payment of each space will be governed by the following guidelines:
With relation to the spaces already rented by THE LESSOR and put at the disposal of THE LESSEE as in those others that THE LESSEE has not already rented,

[2 sets of handwritten initials]

the price will be paid starting with the signature of the corresponding annexes.

4.2 THE LESSEE does not have to pay any sum beyond that provided for in each annex. For such reasons it will not be obliged to pay: a) expenses, either ordinary or extraordinary, b) establishment of the reserve fund, c) common payments of the consortium or all or any of the proprietors, d) co-participation in the expenses of the consortium of any type, nor, e) of taxes of any kind that correspond to the consortium or the proprietors of their units.

4.3 On the assumption that THE LESSOR, in renewing its lease agreement with the proprietors of the spaces, should obtain any variation in the prices, it will notify THE LESSEE of the new price with 2 (two) months in advance of the expiration of the corresponding annex. If THE LESSEE does not accept the new price, THE LESSOR will give a period of 3 (three) months to THE LESSEE to find a new site, maintaining the price fixed in the corresponding annex during those 3 months.

5.   DELAY

The expiration of the periods established in this agreement is produced by law automatically, just by the passage of time. On the assumption of delay in payment of rent, the sum owed will receive interest for every day of delay equal to the amount set by the Argentina National Bank for its discount operations
(active rate), which will be paid at the terms and form established in the fourth paragraph of this document.

6 - OBLIGATIONS OF THE LESSOR

6.1 To allow THE LESSEE to carry out repairs on the equipment in the spaces that are referred to in each of the annexes.

6.2 To facilitate the unrestricted access of personnel named by THE LESSEE to the spaces that are mentioned in each of the annexes. This access will not have limits of day or time, during the entire year, for installation, removal, maintenance or repair of the equipment, and the time for access may not exceed more than 12 (twelve) hours requested.

6.3 If in the spaces installed radio-electric equipment is found, or new equipment is to be installed, THE LESSEE must deliver all technical documentation that THE LESSOR requests in order to verify that they do not interfere with the operation of the

[2 sets of handwritten initials]

equipment of THE LESSEE. The installation of new equipment may be carried out after THE LESSOR proves that there will not be interference generated by it.

6.4 Pay for all the taxes and contributions that bear on the space and in particular, the cost of conservation of the building in general and repair of damage that the terrace may undergo (as such they are not attributable to THE
LESSEE) for the purpose of allowing THE LESSEE its normal and pacific use and enjoyment.

6.5 Guarantee for the spaces the same control and watchfulness that the rest of the buildings where they are located receives.

6.6 THE LESSOR states that the support structures of antennas and shelters mentioned in each one of the annexes meets the standards in effect as to materials used, construction, assembly, foundations, anchoring and stability.
Any modification to the standards that are in effect must be met in the periods established by the competent authority. In case the regulatory authority requests THE LESSOR to provide the estimates of the structure, THE LESSOR will make them available to THE LESSEE to be presented within the periods fixed by the competent authority. THE LESSOR promises to carry out the preventative and corrective maintenance for the purpose of assuring the perfect condition of installation and safety of the tower in fulfilling the existing standards as being day and night beacons, installation of lightening rods and descent to the ground. The preceding enumeration is simply by example and does not in any way exhaust the fulfillment of THE LESSOR'S obligation with respect to the perfect condition of installation and safety of the tower. THE LESSOR assumes full responsibility for the fulfillment of the tasks of installation and safety mentioned above.

6.7 THE LESSOR will be responsible for all damages caused to third parties or to
THE LESSEE by accidents produced in the rented spaces and/or for the equipment that is the property of THE LESSOR.

6.8 THE LESSOR will contract insurance that will cover its civil liability to third parties, specified in clause 6.7 above, and will maintain THE LESSEE on damage for any claim for the damages mentioned during the period of this agreement.

6.9 In case THE LESSOR wishes to cancel any of the leases, that

[2 sets of handwritten initials]

are annexed to this agreement, it must reliably advise THE LESSEE with a ninety day advance notice, offering it a site of similar characteristics being canceled in no more than thirty (30) days of the date of cancellation of the lease, including the costs of moving and installation at the expense of THE LESSOR. On the assumption that THE LESSEE is deprived of its lease rights with relation to any of the sites annexed to this agreement, and THE LESSOR cannot find a given site with the obligation referred to this clause, THE LESSEE will have the right to claim damages caused to it as a consequence of this non-fulfillment, the amount to be claimed will be equivalent to 3 months rent.

7 - OBLIGATIONS OF THE LESSEE

7.1 Pay the taxes and contributions that affect its activity.

7.2 THE LESSEE will have free access to the use of electrical energy necessary for the operation of the installed equipment, the consumption of it being at its exclusive costs. For such a purpose, THE LESSOR will provide THE LESSEE an exclusive meter for its equipment by means of which the readings can be obtained for the payment of the energy consumed.

7.3 At the end of the agreement, THE LESSEE must remove the equipment with the aid of THE LESSOR, leaving the spaces in the same condition that they were found before its occupation, except for deterioration produced by the passage of time, and good use. For the case of removing the antenna, THE LESSEE will pay the same price that it will pay at the beginning of the agreement for the installation.

8    CONDITION SUBSEQUENT

Both parties agree to base this agreement on the term of the authorization granted to THE LESSEE to operate licenses and/or authorizations. If they are denied or revoked, this agreement will be cancelled, without this circumstance generating right to any claim or indemnity for any of the parties.

9    RESCISSION

9.1 THE LESSEE may, after 18 (eighteen) months after the signature of this agreement and without invoking any cause rescind this agreement, with relation to all of the spaces or part of them, without penalty or any indemnity. For the exercise of this authority, THE LESSEE must notify such a circumstance by reliable means

[2 sets of handwritten initials]

to THE LESSOR with an advance of no less than thirty days.

9.2 The failure to pay the rent during the following months, will give THE
LESSOR the right to cancel this agreement.

10   OBLIGATION IN PASSING

THE LESSOR expressly authorizes all the obligations that may reasonably be required so that THE LESSEE may carry out and have installed in the spaces of each of the annexes the services that it needs as well as in order to be able to make normal use of the spaces mentioned in each of the annexes according to the needs and uses that the equipment requires. There is accepted from this last the support structure of the antenna. If as a consequence of the addition of new items that are the property of third parties authorized by THE LESSEE, these affect the minimum requirements necessary for the maintenance of the equipment,
THE LESSEE may require improvements in the spaces, the costs of these improvements being at the LESSOR'S expense. In case THE LESSEE needs to gain access to the spaces mentioned in the annex, it must advise THE LESSOR and it will facilitate the access to them in a maximum of a period of 12 (twelve) hours after being notified.

11.  USE OF DANGEROUS SUBSTANCES

THE LESSEE declares that it will not deposit, use or generate radioactive material, substances or dangerous waste in the spaces. THE LESSOR, for its part, affirms that up until now in the spaces there has not been deposited use or generated radioactive material substances or dangerous waste.

12.  JURISDICTION AND DOMICILES

For all legal purposes arising from this agreement, the parties agree to submit to the jurisdiction of the Ordinary Courts of the City of Buenos Aires and
establish domiciles in those locations stated at the heading, where they will hold as valid all the notifications up to the establishment of special domiciles.

13.  STAMP TAX

If the stamp tax must be paid, it must be paid by THE LESSOR and THE LESSEE in equal parts.

In proof of agreement, 2 (two) copies of the same purport and one purpose are signed in the City of Buenos Aires on the 7th day of the month of September of
2001.

[handwritten signatures]

ANNEX 1:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Tucuman 540 site - Federal Capital.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A 19" rack property of THE LESSEE,

     b) An antenna property of THE LESSEE,

3) The price of the lease is established at $US 850.-

4) The term of the lease will be from the 20th of June, 2001 to the 20th of
June, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX II:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Ciudad de La Paz 2211 site - Federal Capital.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A 19" rack property of THE LESSEE,

     b) An antenna property of THE LESSEE,

3) The price of the lease is established at $US 700.-

4) The term of the lease will be from the August 22, 2001 until August 22, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX III:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Rivadavia 8348 site - Federal Capital.

2) In the Space of the Building that is the property of THE LESSOR where there will be installed:

     a) A rack of 19" property of THE LESSEE which will be operated together with the transmitter provided by THE LESSOR located in the same shelter.

     b) Three antennas property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from the June 19, 2001 to the June 19, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX IV:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Salguero 2154 site - San Martin - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from the June 19, 2001 to the June 19, 2006.

[handwritten signature]                         [2 sets of handwritten initials]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX V:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the site Av. Mitre 4668- San Miguel - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from July 17, 2001 to July 17, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX VI:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Rivadavia 313 site - Quilmes - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from the August 17, 2001 to the August 17,
2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX VII:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Santamarina 538 site - Mte. Grande -- Province of Buenos
Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE, which will operate together with the transmitter provided by THE LESSOR located in the same shelter.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from July 23, 2001 to July 23, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX VIII:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Chacabuco 534 site - Pilar - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 650.-

4) The term of the lease will be from the October 10, 2001 to October 10, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX IX:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Panamericana and Constituents, Barrio Malvinas Argentinas,
Tower 6 (FONAVI) -Tortuguitas - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from the August 29, 2001 to August 29, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX X:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Hipolito Yrigoyen site No. 577 - Belen de Escobar - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.- 4) The term of the lease will be from the July 16, 2001 to July 16, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President              Gustavo E. Bazan

[illegible words]                       GENERAL MANAGER

ANNEX XI:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Hipolito Yrigoyen 4009 site - Lanus - Province of Buenos
Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from the September 20, 2001 to September 20,
2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President

[illegible words]

ANNEX XII:
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1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Heritier - Brrio. Police - Tower K73 site - Merlo - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from the September 12, 2001 to September 12,
2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President

[illegible words]

ANNEX XIII:
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1) There is added to the copy of the agreement between THE LESSOR and the
Consortium of the Dans Rey 742, site Fcio. Varela - Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:

     a) A rack of 19" property of THE LESSEE.

     b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US 600.-

4) The term of the lease will be from the August 21, 2001 to August 12, 2006.

[handwritten signature]                         [handwritten signature]

[illegible word] President

[illegible words]

ANNEX FOURTEEN TO THE AGREEMENT FOR LEASE OF SITES SIGNED FOR ON
SEPTEMBER 7, 2001.

Between Instal Electric with the domicile at Rivadavia 8348, 23rd floor, Federal
Capital, represented in this document by Gustavo Eduardo Bazan, DNI Number
23328079 in his position as President, in the following THE LESSOR, party of the first part, and for the other Ituran de Argentina, S.A., domiciled in Sucre,
2480, Beccar, Peia of Buenos Aires, represented in this document by Mr. Abraham
Anaias DNI number 93, 897 631 in his position as president of that firm, in what follows THE LESSEE, they agree to sign this Annex to the lease agreement signed between the parties on the 7th of September 2001 in accordance with the following clauses and conditions:

FIRST: There is added to a copy of the lease agreement signed between THE LESSOR and the consortium of the building located in Calla 10, number 857, the La
Plata, Province of Buenos Aires, that serves as a basis for THE LESSOR to grant the present sublease in the space rented by it below called "The Space of the
Building".

SECOND: In the space of the building, there will be installed:

a) A rack of 19" property of THE LESSEE, which will operate together with the transmitter provided by THE LESSOR located within the same shelter.

b) Three antennas, property of THE LESSEE.

THIRD: The price of the lease is established at $US 410 (410 United States dollars), payable in Argentine pesos taking the rate of the dollar of the BCRA, a buyer's rate, of the day before the date of payment, the parties agree to establish to the value of the dollar a ceiling of $1 equal US $3.20 and a floor of $1 equals $US 3.20, for which in the future for the purposes of calculating the rent, if the rate of the US dollar increases above the limits stated, the rent will be paid, as previously fixed in Argentine pesos multiplying its value expressed in dollars by the ceiling rate and/or the floor assigned to it in this clause as appropriate. This is left agreed between the parties that in case THE
LESSOR cancels the lease of the site and without prejudice to what is stipulated in Clause 6.9 of the principal text of the agreement, it must assure the continuity of the operation of the transmitter during the time that the move to the new site takes place. In case the LESSOR has to move the site, the cost of the move will be for THE LESSOR'S account.

FOURTH: On the assumption that THE LESSOR will sublease to other third parties, the space of the building and/or the support structure of the antenna, THE
LESSEE will receive a discount in the price of the lease of 5%.

FIFTH: The duration of the lease corresponding to this annex, will be from the
1st of August 2003 until the 31st of July 2008. In proof of agreement, two copies signed of the same meaning and for one purpose only in the City of Buenos
Aires on the 31st of July 2003.

[2 signatures]